UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 12, 2010,


WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)


(State of
Incorporation) Nevada

(Commission File
Number)
000-32231

(IRS Employer
Identification
No.)52-2236253


2500 Anthem Village Drive, Suite 200
Henderson. Nevada 89052
(Address of principal executive offices) (Zip Code)

800-332-2730
(Registrant?s telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act


Winsonic launches WinSonic Digital Media Group
Announces New Addition to the Board Of
WinSonic Digital Cable Systems Network New
Board member an industry pioneer in the merging markets of healthcare, telehealth,health information technology HIT and digital technology.

ATLANTA, GA. Marketwire- May 12th, 2010 WinSonic
Digital Media Group, Ltd.PINKSHEETS WDMG www.winsonic.netannounced today the addition of Ernest Carter, MD, PhD, President, VIPMEDRX, to the Board of WinSonic Digital Cable
Systems Network. Dr. Carter is a healthcare and engineering professional as well as entrepreneur with over 30 years experience in the practice of clinical medicine, 10 years in engineering and medical education, and implementation of biomedical and medical technology programs, and additional 16 years in managing telemedicine and health information technology start ups. He has designed and implemented projects such as the Howard University US Virgin
Islands Telemedicine project, the Emergency
Medicine Internet Teaching Tool in South Africa,
Urban Asthma TeleHealth Care, Distance Learning and Telehealth via the World Bank Global
Development Learning Network funded by
US Agency for International Development
USAID and the Howard University MOTTEP
Export TeleHealth Center, an NIH funded
project that instituted hypertension and diabetes telehealth self management systems in underserved populations to help reduce end stage renal disease in Washington
DC, Detroit, Richmond,and East Chicago.
He is published in the field of bioengineering and is former member of the Board of Regents of the National Library of Medicine and the Medical Advisory Board of Orasure.
He currently serves on the CRISP Clinical Excellence
Committee for the state of Marylands Health Information
Exchange HIE and Regional Extension Center
REC His professional affiliations include
IEEE Engineering in Medicine and Biology,
American Telemedicine Association, American
Medical Informatics Association and American
Academy of Pediatrics. Dr. Carter received his Ph.D in bioengineering from the University of Pennsylvania.Dr. Carter is board-certified in Pediatrics and received his MD from Harvard
Medical School and his Bachelor of Arts in Physics from Harvard College. His medical expertise includes extensive knowledge in the management, planning, and operations of pediatric and newborn services. He also was an Assistant
Professor and Associate Director of Materials Science
Research Center in the Howard Universitys
Department of Electrical Engineering. His area of expertise at Howard was biosensors and finite element modeling of the electrical properties of the human body. Prior leadership positions in engineering and medicine have included
Medical Director of Pediatric Services at Misericordia
Hospital in Philadelphia where he designed, planned and implemented a new inpatient level I newborn care service as well as built a new outpatient pediatric service for the West Philadelphia community
Associate Director and cofounder of a level II neonatal intensive care unit at Methodist Hospital in Philadelphia Vice president of Virgo-Carter
Pediatrics of Silver Spring, Maryland Founder and President of Telemedicine Solutions International, a telemedicine company that designed and implemented telehealth systems in the US and Caribbean for three years; Director and founder of Howard University
TeleHealth Sciences and Advanced Technology Center for 6 years A primary key to penetrating the emerging market of Telemedicine is attracting experienced professionals like Dr. Carter. His work has been instrumental in launching the industry.
He brings a wealth of knowledge and experience to the Board of WinSonic Digital Cable Systems Network, said Winston Johnson, Chairman and CEO of WinSonic
Digital Media Group, Ltd.

WinSonic Digital Cable Systems Network and
VIPMEDRX are preparing to launch a chronic disease management system on the WinSonic Digital
Cable Systems Network. VIPMEDRX offers a chronic disease management system that coordinates care of patients with diabetes, hypertension, asthma and other chronic diseases with their physicians.
WinSonic Digital Cable Systems Network VIPMEDRX product is the initial product offering providing online tools for self management,education and social networking enabling doctors to coordinate care with patients in their homes or community based kiosks.

Our clients are healthcare providers,payers and/or patients who seek to lower healthcare costs without compromising quality of care. This is accomplished through efficient management and education of chronic disease treatment by increasing accessibility to medical information and treatment online.The online chronic disease management market is growing rapidly and is currently projected to exceed $25 billion annually.The market is virtually untapped with less than 5 percent of the needs of chronic illness patients addressed. The United States represents approximately 60 70 percent of this market.
General Electric, Phillips,Microsoft,SUN, Intel,
Cerner, McKesson and other fortune 500 companies are seeking to penetrate this market however, there is no dominant, full service health information technology company offering a comprehensive chronic disease management product.
The federal government has set the bar for physicians and healthcare payers to manage patients more efficiently and successfully particularly those with chronic diseases.
One way this is accomplished is by linking reimbursement directly to their ability to coordinate and provide care outside of the physician's office. The introduction of the Chronic Disease Management System sets the stage for exponential growth of online management products offered by WinSonic and VIPMEDRX.


ACTION OF THE BOARD OF DIRECTORS OF
WINSONIC DIGITAL CABLE SYSTEMS NETWORK
TAKEN BY WRITTEN CONSENT IN LIEU OF A MEETING
Effective as of May 12, 2010 the undersigned, constituting all of the members of the Board of Directors the Board of Winsonic Digital Cable Systems
Network, Ltd.,a Delware corporation the Company, do hereby: (i) consent to and adopt the following written resolutions in lieu of a meeting in accordance with Section 78.315(2) of the Nevada Revised Statutes, which shall have the same force and effect as a vote taken at a duly called and held meeting of the Board;
(ii) waive all requirements of notice; and (iii) direct that this consent be filed with the minutes of the proceedings of the Board.Number of Directors
WHEREAS, pursuant to the Bylaws of the Company, the Board may fix the number of directors that comprise the Board from time to time; and WHEREAS, the Board desires to fix the number of directors that comprise the Board at three
(3) directors;NOW, THEREFORE, BE IT RESOLVED, the number of directors comprising the Board shall be fixed hereby at three (3) directors.
Appointment of Director
WHEREAS, the number of directors on the
Board has been increased from one (1) directors to three (3) directors, and as a result there is currently two (2) vacancy on the Board;
WHEREAS, pursuant to the Bylaws of the Company, the Board may take action to fill vacancies on the Board that arise from time to time; and WHEREAS, the Board deems it to be in the best interest of the Company to elect a director to fill the vacancy on the Board to direct the Companys policies and affairs NOW,

THEREFORE, BE IT RESOLVED, that the following person be and hereby is elected as a director of the Company to serve until the next annual meeting of the stockholders of the Company and until his successor is duly elected and qualified:
Ernest Carter, MD, PhD General BE IT RESOLVED, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed to do, or cause to be done,on behalf of and in the name of the Company, any and all such other acts and things, and to sign, seal, attest, acknowledge, verify, and deliver any and all certificates, undertakings, agreements and other documents, as they may deem necessary, appropriate or desirable in order to carry out the purposes of the foregoing resolutions; and

FURTHER RESOLVED, that Winsonic Digital Cable System
Network,Ltd. will sign a agreement for WinSonic Digital
Cable Systems Network, Ltd.,healthcare, telehealth, health information technology HIT and digital technology services along with health care broadcast center, super computer lab, customer care support service and Network Operations Center.

FURTHER RESOLVED, that this Consent shall be effective upon the execution hereof by the members of the Board and may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one in the same instrument, and facsimile transmissions of the signatures provided for below may be relied upon, and shall have the same force and effect, as the originals of such signatures.